UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2015

iMedicor, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52765	95-4696799
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Village Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

407-505-8934
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

(a)           On May 5, 2015, the Audit Committee of the Board of Directors of iMedicor, Inc. (the "Company") authorized and approved the Company's dismissal of PMB Helin Donovan, LLC ("PMB") as independent auditors for the Company and its subsidiaries, effective immediately.

PMB's reports on the Company's financial statements for the fiscal year ending June 30, 2013 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. PMB's report for the year ended June 30, 2013 included an emphasis regarding uncertainty about our ability to continue as a going concern during the June 30, 2014 fiscal year.

There have been no disagreements with PMB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB, would have caused it to make reference to the subject matter of the disagreement in connection with its report. None of the events described in Item 304(a)(1)(v) of Regulation S-K has occurred with respect to PMB.

The Company provided to PMB the disclosure contained in this Form 8-K and requested PMB to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from PMB is attached as Exhibit 16 to this Form 8-K and incorporated herein by reference.

(b)           On May 5, 2015, the Audit Committee of the Board of Directors of the Company authorized and approved the Company's engagement of Cross, Fernandez, & Riley, LLP ("CFR") as independent auditors for the Company and its subsidiaries. The Company engaged CFR as independent auditors for the Company on May 5, 2015.

Neither the Company nor anyone on its behalf consulted CFR regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(2) of Regulation S-K (there being none).

Item 9.01    Financial Statements and Exhibits.

(a) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

16	Letter from PMB Helin Donovan, LLC dated May 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iMEDICOR, INC.
(Registrant)

Dated: May 7, 2015	By:	/s/ Robert McDermott
Robert McDermott
Chief Executive Officer